SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as amended


         Date of Report (Date of earliest event reported): June 3, 1998


                          DLJ MORTGAGE ACCEPTANCE CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF JUNE 1, 1998, PROVIDING FOR THE ISSUANCE OF
            CENTEX HOME EQUITY LOAN TRUST 1998-2, CENTEX HOME EQUITY
                 LOAN PASS-THROUGH CERTIFICATES, SERIES 1998-2)

                         DLJ MORTGAGE ACCEPTANCE CORP..
             (Exact name of registrant as specified in its charter)

--------------------------------------------------------------------------------

      Delaware                         333-51537           13-3460894
----------------------------          -----------        ----------------
(State or Other Jurisdiction          (Commission        (I.R.S. Employer
of Incorporation)                     File Number)       Identification Number)

277 Park Avenue
New York, New York                                            10172
---------------------                                      ----------
(Address of Principal                                      (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 892-3000





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                                      -2-


Item 5.  OTHER EVENTS

Description of the Certificates and the Mortgage Pool

         DLJ Mortgage Acceptance Corp. (the "Registrant") intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated May 27, 1998, in connection with the Registrant's issuance of a series of certificates, entitled Centex Home Equity Loan Trust 1998-2 Centex Home Equity Loan Pass-Through Certificates, Series 1998-2 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of June 1, 1998, among the Registrant as depositor, Centex Credit Corporation d/b/a Centex Home Equity Corporation as seller and servicer and Norwest Bank Minnesota, N.A. as trustee. The Certificates designated as the Series 1998-2 Certificates will represent in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of a segregated pool of home equity loans (the "Home Equity Loans").

Computational Materials

         Donaldson, Lufkin & Jenrette Securities Corporation (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates with certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Home Equity Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.


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                                      -3-


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



         Exhibit No.         Description
         -----------         -----------


             99.1 Computational Materials (as defined in Item 5) that have been provided by Donaldson, Lufkin & Jenrette Securities Corporation to certain prospective purchasers of DLJ Mortgage Acceptance Corp., Centex Home Equity Loan Trust 1998-2, Centex Home Equity Loan Pass-Through Certificates, Series 1998-2



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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 3, 1998

                                        DLJ MORTGAGE ACCEPTANCE CORP.


                                        By:     /s/ Michael S. McMahon
                                             --------------------------
                                        Name:   Michael S. McMahon
                                        Title:  Senior Vice President



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                                INDEX TO EXHIBITS


                                                                   Sequentially
Exhibit No.             Description                                Numbered Page
-----------             -----------                                -------------
    99.1       Computational Materials (as defined in Item 5)         P
               that have been provided by Donaldson, Lufkin &
               Jenrette Securities Corporation to certain prospective purchasers of DLJ Mortgage Acceptance
               Corp., Centex Home Equity Loan Trust 1998-2,
               Centex Home Equity Loan Pass-Through Certificates,
               Series 1998-2